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                                                                Exhibit 10.14.21

02.24.00

                  FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

            THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of February 25, 2000 (this "Amendment"), by and among XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd, EXEL Acquisition Ltd. and XL Capital Ltd, as Guarantors and, except in the case of EXEL Acquisition, as Borrowers (the Guarantors and the Borrowers being referred to herein collectively as the "XL Parties"), MELLON BANK, N.A., as Agent (the "Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:

            WHEREAS, the XL Parties, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, the Second Amendment thereto, dated as of August 3, 1998, the Third Amendment thereto, dated as of December 4, 1998 and the Fourth Amendment thereto, dated as of June 30, 1999, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

            WHEREAS, the XL Parties have requested the Banks to make certain additional changes to the Credit Agreement;

            WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement.

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            (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Asset Accumulation Lien" means a Lien on amounts
                  received, and on actual and imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Borrower's or Subsidiary's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien.

                        "Total Adjusted Funded Debt" shall have the meaning
                  given that term in Section 6.06 hereof.

            (b) Section 5.01 of the Credit Agreement is hereby amended by adding at the end thereof a new paragraph (j) thereof to read as follows:

                              (j) Information Regarding Asset Accumulation
                  Liens. At the time of furnishing each certificate furnished pursuant to paragraph (c) of this Section 5.01, a statement, certified as true and correct by a principal financial officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation Liens (it being understood that the reports required by paragraphs (a) and (b) of this Section 5.01 shall satisfy the requirement of this clause (A) of this paragraph

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                  (j) if such reports set forth separately, in accordance with
                  GAAP, line items corresponding to such aggregate book values) and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital.

            (c) Section 6.03 of the Credit Agreement is hereby amended by deleting the period at the end of paragraph (f) thereof and replacing it with the phrase "; or" and by adding at the end of such Section a new paragraph (g) to read as follows:

                          (g) Asset Accumulation Liens.

            (d) Section 6.06 of the Credit Agreement is hereby amended as follows:

                        6.06. Ratio of Total Adjusted Funded Debt to
                  Consolidated Capital. XL Capital will not permit its ratio of
                  (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than 0.35 at any time. As used herein, the term "Total Adjusted Funded Debt" shall mean, at any time, the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital or any of its consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an Affiliate).

            SECTION 2. Conditions to Effectiveness. This Fifth Amendment shall become effective upon the execution and delivery hereof by the XL Parties, the Required Banks and the Agent.

            SECTION 3. Effect of Amendment. The Credit Agreement, as amended by this Amendment, is in all respects ratified,

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approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 4. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       XL INSURANCE LTD
                                         as Borrower and as Guarantor


                                       By: /s/ Clive R. Tobin
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------


                                       XL MID OCEAN REINSURANCE LTD,
                                         as Borrower and as Guarantor


                                       By: /s/ Henry C.V. Keeling
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------


                                       EXEL ACQUISITION LTD.,
                                         as a Guarantor


                                       By: /s/ Brian M. O'Hara
                                           -------------------------------------
                                       Title: Director
                                              ----------------------------------


                                       XL CAPITAL LTD,
                                         as Borrower and as Guarantor


                                       By: /s/ Brian M. O'Hara
                                           -------------------------------------
                                       Title: President & CEO
                                              ----------------------------------

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                                       MELLON BANK, N.A., as a Bank
                                         and as Agent


                                       By: /s/ Karla Maloof
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       BANK OF TOKYO - MITSUBISHI LTD.,
                                         as a Bank


                                       By: _____________________________________
                                       Title: __________________________________


                                       DEUTSCHE BANK AG, NEW YORK OR CAYMAN
                                         ISLANDS BRANCHES,
                                         as a Bank


                                       By: /s/ John S. McGill
                                           -------------------------------------
                                       Title: Director
                                              ----------------------------------


                                       By: /s/ Alan Krouk
                                           -------------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------


                                       THE BANK OF NOVA SCOTIA,
                                         as a Bank


                                       By: /s/ John Hopmans
                                           -------------------------------------
                                       Title: Managing Director
                                              ----------------------------------

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                                       THE CHASE MANHATTAN BANK,
                                         as a Bank


                                       By: /s/ Donald Rands
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       THE BANK OF BERMUDA LIMITED,
                                         as a Bank


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       ROYAL BANK OF CANADA,
                                         as a Bank


                                       By: /s/
                                           -------------------------------------
                                       Title: Senior Manager
                                              ----------------------------------


                                       BANQUE NATIONALE DE PARIS,
                                         as a Bank


                                       By: /s/ Phil Truesdale
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ Veronique Marcus
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

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                                       BANK OF AMERICA, N.A.
                                         as a Bank


                                       By: /s/ Debra Basler
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Bank


                                       By: /s/ Sebastian Rocco
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       By: _____________________________________
                                       Title: __________________________________


                                       BANK AUSTRIA CREDITANSTALT CORPORATE
                                         FINANCE,INC., as a Bank


                                       By: _____________________________________
                                       Title: __________________________________


                                       By: _____________________________________
                                       Title: __________________________________


                                       FLEET NATIONAL BANK, as a Bank


                                       By: /s/ Anson Harris
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

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